JOHCM GLOBAL EQUITY FUND

A SERIES OF THE ADVISERS INVESTMENT TRUST ("AIT")

Supplement dated June 10, 2021

to the Fund's Prospectus dated January 28, 2021, as amended

IMPORTANT NOTICE REGARDING FUND REORGANIZATION

At the June 9, 2021, reconvened joint special meeting of shareholders of the JOHCM Global Equity Fund (the "Fund"), a quorum was not present for the purpose of voting on the proposed Agreement and Plan of Reorganization. As a quorum was not present, the joint special meeting of shareholders has been adjourned until July 9, 2021 at 12:00 p.m. Eastern Time.

This Supplement should be retained for future reference.